LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

KEMPER
CASH RESERVES FUND

   "... Regardless of how the market behaves, this portfolio is managed to offer attractive income and a consistent return with only a nominal level of risk...."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF
INVESTMENTS
12
FINANCIAL STATEMENTS
15
FINANCIAL HIGHLIGHTS
17
NOTES TO FINANCIAL
STATEMENTS
20
REPORT OF
INDEPENDENT AUDITORS

AT A GLANCE


 YIELDS
 SEVEN-DAY ANNUALIZED EFFECTIVE YIELD FOR THE PERIOD ENDED SEPTEMBER 30, 2000

---------------------------------------------------------------------------
    KEMPER CASH RESERVES FUND CLASS A                             6.11%
 ...........................................................................
    KEMPER CASH RESERVES FUND CLASS B                             5.12%
 ...........................................................................
    KEMPER CASH RESERVES FUND CLASS C                             5.48%
 ...........................................................................

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                               LIFE OF
                                                   1-YEAR   5-YEAR   10-YEAR    CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER CASH RESERVES FUND CLASS A              5.43%    4.67%       n/a     4.12%    (since 1/10/92)
 .........................................................................................................
    KEMPER CASH RESERVES FUND CLASS B              1.49%    3.48%     3.33%     4.45%     (since 2/6/84)
 .........................................................................................................
    KEMPER CASH RESERVES FUND CLASS C              4.81%    3.98%       n/a     3.97%    (since 5/31/94)
 .........................................................................................................

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND YIELDS WILL FLUCTUATE. PERFORMANCE OF SHARE CLASSES WILL DIFFER. CONSULT THE PROSPECTUS FOR DETAILS.

*THERE IS NO INITIAL SALES CHARGE FOR CLASS A SHARES. HOWEVER, APPLICABLE SALES CHARGES APPLY ON EXCHANGES. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THE REPORT.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

FEDERAL FUNDS (FED FUNDS) Commercial banks are required to keep funds on deposit at the Federal Reserve Bank in their district. In order to meet these reserve requirements, occasionally commercial banks need to borrow funds. These funds are borrowed from banks that have an excess, in what is called the "fed funds market." The interest rate on these loans is called the "fed funds rate" and is the key money market rate that influences all other short-term rates.

INVERTED YIELD CURVE A market phenomenon in which bonds with shorter maturities have higher current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

MATURITY The time remaining before an issuer is scheduled to repay the principal amount on a debt security. Money market instruments are debt securities.

U.S. TREASURIES Debt securities issued by the U.S. government, including Treasury bills, bonds and notes. They are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenue to repay its obligations and in its historical record of always having done so.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE


                             FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 2000, MONEY MARKET YIELDS ROSE IN TANDEM WITH THE FEDERAL RESERVE BOARD'S SHORT-TERM INTEREST-RATE HIKES. BELOW, FRANK RACHWALSKI DISCUSSES HOW MARKET CONDITIONS AND THE FED'S ACTIONS BENEFITED THE FUND'S PERFORMANCE, AND COMMENTS ON HOW THE PORTFOLIO HAS BEEN POSITIONED AGAINST THIS ECONOMIC BACKDROP.



Q     WILL YOU PROVIDE AN OVERVIEW OF THE FORCES THAT SHAPED THE MARKET DURING
THE LAST YEAR AND HOW THESE EVENTS AFFECTED SHORT-MATURITY INVESTMENTS SUCH AS MONEY MARKET FUNDS AND TREASURY BILLS?


A     The past 12 months have been interesting and volatile. Strong economic growth, upticks in inflation measures and tight labor markets all prompted the Federal Reserve to raise interest rates four times by a total of 125 basis points to prevent the economy from overheating. T-bill yields rose so sharply that one-year T-bills yielded more than 30-year Treasury bonds during this period. Stock markets here and abroad corrected and broadened. Oil prices soared past $35 a barrel, and although many investors had planned for the worst-case scenario, January 1 came and went without incident. Short-term investments reflected these developments as yields increased toward the end of the 12-month period.

  While the Fed might have succeeded in engineering a slowdown for the economy, the bond market remains unpredictable. For example, earlier this year mortgage rates -- a good indicator of how the economy is doing -- reached their highest levels since March 1997. Nevertheless, they remain historically low. In fact, since the last Fed rate increase which was in May (50 basis points), mortgage rates have actually dropped by 73 basis points. Applications for mortgages increased throughout the fiscal year, which means housing and related consumer spending activity remained brisk in spite of the uncertain economic climate.

  It's been a challenging year for most areas of the fixed-income market. However, our money market investments did what they are supposed to do: they provided stability and liquidity.



Q     WHY DID SHORT-TERM BOND YIELDS RISE MORE THAN LONG-TERM YIELDS?


A     Usually, long-term government bonds provide more income potential than securities maturing in a year or less, since they involve more interest-rate risk. This pattern held true as 1999 came to a close and the new millennium began. However, the Treasury yield curve inverted at the beginning of 2000, because of several factors, the most significant being the Fed's interest-rate hikes and the ability of the Treasury to reduce the amount of long-term debt outstanding, due to the federal surplus. To elaborate, in February of this year, the Treasury announced plans to buy back some 30-year bonds from investors. This decision was designed to benefit the U.S. economy in the long run by freeing more capital for private investment.

[RACHWALSKI PHOTO]

FRANK RACHWALSKI, CFA, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER CASH RESERVES FUND. HE HAS MANAGED MONEY MARKET FUNDS SINCE JOINING SCUDDER KEMPER INVESTMENTS IN 1973.
[COHEN PHOTO]
JERRI I. COHEN JOINED SCUDDER KEMPER INVESTMENTS IN 1981. SHE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE



Q     HOW WAS KEMPER CASH RESERVES FUND POSITIONED IN THIS UNIQUE ENVIRONMENT?


A     Overall, money market securities were an excellent place for risk-sensitive, fixed-income investors. By positioning the portfolio's average maturity between 20 and 25 days, which we believe was shorter than many of our peers, we maximized the fund's flexibility to respond to dynamic market conditions. We navigated Fed rate increases while maintaining liquidity for the one-year period ending September 30, 2000. We kept this defensive stance through most of this period, since, in our experience, we did not want to be aggressive when conditions are unpredictable. Thus, the portfolio was well positioned to take advantage of the subsequent rate hikes that occurred. This strategy began to pay off as the market shifted to favor more conservative, short-maturity issues. So far in 2000, we have focused on high-quality commercial paper and bank obligations.



Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE RETURN FROM MONEY MARKET INVESTMENTS?


A     With respect to yield, all things being equal, a money market fund's yield will lag changes in Federal Reserve monetary policy by a period of time generally equal to the average maturity of securities in that fund's portfolio. The yield of Kemper Cash Reserve Fund tracked market conditions. This is the reason we stayed defensive. Yields on 90-day Treasury bills rose by 136 basis points between September 1999 and September 2000 while the fund's net asset value remained stable at $1.00 a share (all share classes).



Q     WHAT'S YOUR OUTLOOK FOR THIS MARKET FOR THE NEXT FEW MONTHS?


A     Mortgage rates remain historically low, consumer confidence is still high, and spending is up -- all signs that point to a continuing strong economy. However, we remain cautious about the underlying strength of the economy, the effects of this year's sharp rise in oil and natural gas prices, and the potential inflationary promises of U.S. presidential candidates. We believe the United States is likely to see more stimulating fiscal policy coming out of Washington in the form of tax cuts and higher spending. Thus, inflation is still a concern. The impact on short-term rates is very uncertain at this time. Our feeling is that rates are currently in a holding pattern for an extended period.

  With that in mind, we are seeking opportunities to modestly extend the fund's average maturity by purchasing slightly longer-term investments, given a modest income reward for extensions. Our focus for the portfolio will continue to be on commercial paper and bank liabilities. Regardless of how the market behaves, this portfolio is managed to offer attractive income and a consistent return with only a nominal level of risk.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                                               ON 9/30/00
    COMMERCIAL PAPER, FIRST TIER                                  69.4%
 ................................................................................
    DOMESTIC BANK CDS                                             23.9
 ................................................................................
    REPURCHASE AGREEMENT                                           6.7
--------------------------------------------------------------------------------
                                                                   100%

[PIE CHART]

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER CASH RESERVES FUND
Portfolio of Investments at September 30, 2000

                              PRINCIPAL
                               AMOUNT         VALUE
REPURCHASE AGREEMENTS--6.7%
Bear Stearns
  6.68% to be repurchased
  on 10/2/2000 at
  $30,011,133                $30,000,000   $ 30,000,000
State Street Bank and Trust
  Company,
  6.48% to be repurchased
  on 10/2/2000 at
  $3,024,088                   3,023,000      3,023,000
-----------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost $33,023,000)(b)                        33,023,000
-----------------------------------------------------------
COMMERCIAL PAPER--69.4%
Amsterdam Funding Corp.
  6.52%, 10/6/2000            10,000,000      9,990,944
Associates Corp. N.A.
  6.66%*, 12/15/2000          10,000,000     10,000,000
Atlantis One Funding Corp.
  6.50%, 11/1/2000            10,000,000      9,944,028
Bank of America Corp.
  6.59%, 1/11/2001            10,000,000      9,813,283
Baxter International, Inc.
  6.52%-6.60%, 10/4/2000-
  10/20/2000                  22,455,000     22,392,292
British Telecommunications
  PLC
  6.54%, 2/21/2001            10,000,000      9,740,217
COFCO Capital Corp.
  6.51%, 11/16/2000            8,000,000      7,933,453
Cooper Industries, Inc.
  6.55%-6.60%, 10/20/2000-
  12/4/2000                   20,000,000     19,848,723
Corporate Receivables Corp.
  6.54%, 11/9/2000            10,000,000      9,929,150
Countrywide Home Loan
  6.75%-6.76%*, 10/1/2000-
  12/5/2000                   18,000,000     17,999,368
CXC Inc.
  6.51%, 11/2/2000            10,000,000      9,942,133
Eureka Securitization Inc.
  6.52%, 10/17/2000           10,000,000      9,971,022
Firstar Corp.
  6.97%*, 11/3/2000            8,000,000      8,015,979
Ford Motor Credit Co.
  6.77%*, 10/2/2000            5,000,000      4,999,987
Forrestal Funding Master
  Trust
  6.55%, 1/25/2001             5,000,000      4,894,472
Galaxy Funding
  6.59%, 1/25/2001            10,000,000      9,787,656
Greenwich Funding Corp.
  6.52%, 11/1/2000            10,000,000      9,943,856
Heller Financial, Inc.
  6.85%-6.93%*, 10/2/2000-
  10/17/2000                  20,000,000     19,988,382
Monte Rosa Capital Corp.
  6.52%, 10/11/2000           10,000,000      9,981,889
Northern States Power Co.
  6.75%, 10/2/2000            12,000,000     11,997,750

                              PRINCIPAL
                               AMOUNT         VALUE
COMMERCIAL PAPER--CONTINUED
Receivables Capital Corp.
  6.50%-6.52%, 10/10/2000-
  10/24/2000                 $19,173,000   $ 19,118,539
Scaldis Capital LLC
  6.52%, 11/13/2000           10,000,000      9,922,122
Sheffield Receivables Corp.
  6.52%, 10/6/2000            10,000,000      9,990,944
Sigma Finance Inc.
  6.55%, 10/23/2000            5,000,000      4,979,986
SMM Trust 2000
  6.64*, 10/13/2000           10,000,000     10,000,000
Stellar Funding Group
  6.52%, 10/30/2000           10,000,000      9,947,478
Superior Funding Capital
  6.53%, 10/5/2000            10,000,000      9,992,744
Sweetwater Capital Corp.
  6.50%, 12/27/2000            9,533,000      9,383,252
Thunder Bay Funding, Inc.
  6.52%, 10/20/2000           10,000,000      9,965,589
Variable Funding Corp.
  6.51%, 10/3/2000            10,000,000      9,996,383
Windmill Funding Corp.
  6.51%, 10/3/2000            10,000,000      9,996,383
-----------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $340,408,004)                         340,408,004
-----------------------------------------------------------

 CERTIFICATES OF DEPOSIT--23.9%
Allfirst Bank
  6.59%-6.62%*,
  10/10/2000-10/16/2000       10,000,000      9,999,574
American Express Centurion
  Bank
  6.59%*, 10/19/2000           7,500,000      7,499,476
Amsouth Bank
  6.72%*, 10/1/2000           10,000,000      9,998,840
Canadian Imperial Bank
  6.58%*, 10/4/2000           10,000,000      9,994,796
Comerica Bank
  6.54%-6.57%*,
  10/12/2000-10/14/2000       12,500,000     12,497,661
Fleet National Bank
  6.57%*, 10/20/2000          10,000,000      9,996,444
First Union National Bank
  6.67%-6.68%*, 10/1/2000     17,500,000     17,500,000
Harris Trust & Savings Bank
  6.56%*, 10/12/2000          10,000,000      9,997,216
Key Bank
  6.63%*, 11/25/2000          10,000,000      9,997,670
Old Kent Bank
  6.67%*, 10/1/2000           10,000,000     10,000,000
US Bank NA, Minnesota
  6.70%*, 10/19/2000          10,000,000     10,002,851
-----------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $117,484,528)                         117,484,528
-----------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO--100%
(Cost $490,915,532)(a)                     $490,915,532
-----------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIOS OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for floating rate securities described below.

(a) Cost for federal income tax purposes was $490,915,532.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 * Floating rate notes are securities whose rates vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their current rate as of September 30, 2000. The dates shown represent the demand or next interest rate change date.

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value (cost $490,915,532)         $490,915,532
----------------------------------------------------------------------------
Cash                                                                     870
----------------------------------------------------------------------------
Interest receivable                                                1,230,908
----------------------------------------------------------------------------
Receivable for Fund shares sold                                   46,026,769
----------------------------------------------------------------------------
TOTAL ASSETS                                                     538,174,079
----------------------------------------------------------------------------
 LIABILITIES
Dividends payable                                                    574,059
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   3,663,028
----------------------------------------------------------------------------
Accrued management fee                                               153,505
----------------------------------------------------------------------------
Other accrued expenses and payables                                1,137,598
----------------------------------------------------------------------------
Total liabilities                                                  5,528,190
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $532,645,889
----------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value, offering and redemption price per share
  ($251,618,728 / 251,618,728 shares outstanding)                      $1.00
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($202,180,191
  / 202,180,191 shares outstanding)                                    $1.00
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($78,846,970 /
  78,846,970 shares outstanding)                                       $1.00
----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 2000

INVESTMENT INCOME
Interest                                                        $32,594,859
---------------------------------------------------------------------------
Expenses:
Management fee                                                    2,051,259
---------------------------------------------------------------------------
Services to shareholders                                          1,472,699
---------------------------------------------------------------------------
Custodian fees                                                       46,933
---------------------------------------------------------------------------
Distribution services fees                                        2,162,137
---------------------------------------------------------------------------
Administrative service fees                                       1,316,592
---------------------------------------------------------------------------
Auditing                                                             62,930
---------------------------------------------------------------------------
Legal                                                                19,905
---------------------------------------------------------------------------
Trustees' fees and expenses                                           4,630
---------------------------------------------------------------------------
Reports to shareholders                                             152,771
---------------------------------------------------------------------------
Registration fees                                                    80,880
---------------------------------------------------------------------------
Total expenses, before expense reductions                         7,370,736
---------------------------------------------------------------------------
Expense reductions                                                  (37,744)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          7,332,992
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $25,261,867
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED         YEAR ENDED
                                                                 SEPTEMBER 30,     SEPTEMBER 30,
                                                                     2000               1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                           $    25,261,867        17,170,466
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income            (25,261,867)      (17,170,466)
-------------------------------------------------------------------------------------------------
Fund share transactions, at net asset value of $1.00 per
share:
Shares sold
Class A                                                           6,315,703,189     5,874,842,261
-------------------------------------------------------------------------------------------------
Class B                                                             677,392,767       871,120,274
-------------------------------------------------------------------------------------------------
Class C                                                             586,784,915     1,115,322,982
-------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends
Class A                                                               8,378,489         5,292,395
-------------------------------------------------------------------------------------------------
Class B                                                               7,898,877         5,949,415
-------------------------------------------------------------------------------------------------
Class C                                                               2,697,278         1,650,846
-------------------------------------------------------------------------------------------------
Shares redeemed
Class A                                                          (6,337,071,917)   (5,812,296,009)
-------------------------------------------------------------------------------------------------
Class B                                                            (769,736,453)     (875,179,547)
-------------------------------------------------------------------------------------------------
Class C                                                            (607,406,223)   (1,088,086,650)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (115,359,078)       98,615,967
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (115,359,078)       98,615,967
-------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   648,004,967       549,389,000
-------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $   532,645,889       648,004,967
-------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                CLASS A
                                                       YEAR ENDED SEPTEMBER 30,
                                                   ---------------------------------
                                                   2000    1999   1998   1997   1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $1.00   1.00   1.00   1.00   1.00
------------------------------------------------------------------------------------
Net investment income                                .05   .04    .04    .04     .05
------------------------------------------------------------------------------------
Distributions from net investment income            (.05)  (.04)  (.04)  (.04)  (.05)
------------------------------------------------------------------------------------
Net asset value, end of period                     $1.00   1.00   1.00   1.00   1.00
------------------------------------------------------------------------------------
TOTAL RETURN %                                      5.43   4.12   4.58   4.57   4.67
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)            252   265    197     91      36
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      .93   1.09   1.21   1.16   1.08
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       .92   1.09   1.21   1.16   1.08
------------------------------------------------------------------------------------
Ratio of net investment income (%)                  5.27   4.07   4.49   4.45   4.53
------------------------------------------------------------------------------------

                                                                CLASS B
                                                        YEAR ENDED SEPTEMBER 30,
                                                   ----------------------------------
                                                   2000    1999   1998   1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $1.00   1.00   1.00    1.00   1.00
-------------------------------------------------------------------------------------
Net investment income                                .04   .03    .03      .03    .04
-------------------------------------------------------------------------------------
Distributions from net investment income            (.04)  (.03)  (.03)   (.03)  (.04)
-------------------------------------------------------------------------------------
Net asset value, end of period                     $1.00   1.00   1.00    1.00   1.00
-------------------------------------------------------------------------------------
TOTAL RETURN %                                      4.49   3.08   3.53    3.49   3.73
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)            202   287    285      217    162
-------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.87   2.11   2.22    2.19   1.99
-------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.86   2.11   2.22    2.19   1.99
-------------------------------------------------------------------------------------
Ratio of net investment income (%)                  4.33   3.05   3.48    3.42   3.62
-------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              CLASS C
                                                     YEAR ENDED SEPTEMBER 30,
                                                 ---------------------------------
                                                 2000    1999   1998   1997   1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $1.00   1.00   1.00   1.00   1.00
----------------------------------------------------------------------------------
Net investment income                              .05   .03    .04    .04     .04
----------------------------------------------------------------------------------
Distributions from net investment income          (.05)  (.03)  (.04)  (.04)  (.04)
----------------------------------------------------------------------------------
Net asset value, end of period                   $1.00   1.00   1.00   1.00   1.00
----------------------------------------------------------------------------------
TOTAL RETURN %                                    4.81   3.44   3.90   3.85   3.93
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)           79    97     68     32      10
----------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.57   1.75   1.88   1.84   1.79
----------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.56   1.75   1.88   1.84   1.79
----------------------------------------------------------------------------------
Ratio of net investment income (%)                4.63   3.41   3.82   3.77   3.82
----------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Cash Reserves Fund (the "Fund") is a series
                             of Kemper Portfolios which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are sold without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Kemper Mutual Fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net investment income includes all realized gains (losses) on portfolio securities.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------


2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .40% of the first $250 million of average daily net assets declining to .25% of average daily net assets in excess of $12.5 billion. For the year ended September 30, 2000, the Fund incurred a management fee of $2,051,259 which is equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI").

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC for the year ended September 30, 2000 are $3,871,037, of which $394,447 is unpaid as of September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees ("ASF") paid by the Fund to KDI for the year ended September 30, 2000 are $1,316,592, of which $181,599 is unpaid at September 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,441,055 for the year ended September 30, 2000, of which $395,281 is unpaid at September 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $4,630 to independent trustees, of which $937 is unpaid at September 30, 2000.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


3    CONVERSION
     OF SHARES               The following table summarizes the conversion of
                             Class B shares into Class A shares (dollar amounts and number of shares are the same):

                                                                        YEAR ENDED                   YEAR ENDED
                                                                    SEPTEMBER 30, 2000           SEPTEMBER 30, 1999
                                       CONVERSION OF SHARES
                                        Class A                         21,579,371                    31,572,316
                                       ----------------------------------------------------------------------------
                                        Class B                        (21,579,371)                  (31,572,316)
                                       ----------------------------------------------------------------------------

--------------------------------------------------------------------------------


4    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata amount each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $6,301 and $31,443, respectively, under these arrangements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER CASH RESERVES FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Cash Reserves Fund, a series of Kemper Portfolios, as of September 30, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Cash Reserves Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 16, 2000

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary
                                  and Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           FRANK J. RACHWALSKI, JR.
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee &               RICHARD L. VANDENBERG
Vice President                    Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper
This report is not to be distributed
unless preceded or accompanied by a
Kemper Cash Reserves Fund prospectus.
KCRF - 2 (11/25/00) 1124170
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)